UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 January 8, 2009

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                  001-10435                   06-0633559
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)           Identification Number)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

      On January 8, 2009, Sturm, Ruger & Company, Inc. (the "Company") issued a press release announcing that during the fourth quarter of 2008 the Company repurchased 357,000 shares of its common stock for $2.4 million in the open market. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------

99.1 Press release of Sturm, Ruger & Company, Inc. dated January 8, 2009, announcing the repurchase of 357,000 shares of its common stock in the open market.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STURM, RUGER & COMPANY, INC.


                                By: /S/ THOMAS A. DINEEN
                                    -------------------------------------
                                    Name:  Thomas A. Dineen
                                    Title: Principal Financial Officer,
                                           Treasurer and Chief Financial Officer

Dated: January 16, 2009


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